UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 22, 2003
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-22278                 06-1377322
---------------------          ----------------------     ----------------------
(State or other jurisdiction   Commission File Number      (I.R.S. Employer
of incorporation or                                       Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)





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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events
                  ------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                    (a) No financial statements of businesses acquired are required.

                    (b)  No pro forma financial information is required.

                    (c) Attached as exhibits are the Company's earnings release for the three and twelve months ended December 31, 2002, in which the Company also provided its diluted earnings per share estimates for 2003; and its news release announcing the Board of Directors' declaration of a $0.25 per share dividend, payable on February 15, 2003 to shareholders of record at February 3, 2003.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  On January 22, 2003, New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, reported its earnings for the three and twelve months ended December 31, 2002, and provided its diluted earnings per share estimates for 2003. In addition, the Company issued a news release announcing that its Board of Directors had raised the quarterly cash dividend 25% to $0.25 per share. The dividend is payable on February 15, 2003 to shareholders of record at February 3, 2003.



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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 22, 2003                            NEW YORK COMMUNITY BANCORP, INC.
-------------------------
          Date


                                           /s/ Joseph R. Ficalora
                                           -------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------


99.1 Earnings release for the three and twelve months ended December 31, 2002, dated January 22, 2003, which includes the Company's diluted earnings per share estimates for 2003.

99.2 News release dated January 22, 2003 announcing the Board of Directors' declaration of a $0.25 per share dividend, payable on February 15, 2003 to shareholders of record at February 3, 2003.

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